SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              November 16, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure

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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On November 16, 2005, Weyerhaeuser Company issued a press release stating the following:


Weyerhaeuser Initiates Cash Tender Offers

For Up to $500 million of its Securities

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE:WY) today announced the commencement of cash tender offers for up to $500 million in aggregate principal amount across the four securities as listed in the table below.

"Weyerhaeuser is committed to enhancing shareholder value and today's announcement reflects our continued focus on fulfilling that commitment," said Richard J. Taggart, executive vice president and chief financial officer.

The tender offers consist of four separate offers: two Any and All Offers and two Maximum Tender Offers, all of which are made pursuant to the terms and conditions of an Offer to Purchase dated today's date.

In the Any and All Offers, Weyerhaeuser is offering to purchase any and all of the outstanding securities listed under the heading "Any and All Offers" in the table below.

In the Maximum Tender Offers, Weyerhaeuser is offering to purchase, under certain conditions set out in the Offer to Purchase, the specified series of outstanding securities listed under the heading "Maximum Tender Offers" in the table below.

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                                Maximum
               Principal       Principal       Reference      Fixed
                Amount          Amount            U.S.       Spread Acceptance
    Title of  Outstanding        to be          Treasury     (basis  Priority
    Security     (US$)          Accepted        Security     points)   Level
    _________  ____________  ________________  _____________  _______  ______

    Offer for Securities Listed Below: Any and All Offers

     8.375%
     Debentures due                              2.25% due
     February 15,                              February 15,
     2007      $150,000,000         N/A             2007         +40     N/A

     5.250%
     Notes due                                   3.50% due
     December 15,                              December 15,
     2009      $249,954,000         N/A             2009         +68     N/A

    Offer for Securities Listed Below: Maximum Tender Offers

     6.125%
     Notes due                                   3.75% due
     March 15,                                   March 31,
     2007      $599,772,000  $300,000,000 (a)       2007         +45       1

     5.950%
     Notes due                                  4.375% due
     November 1,                               November 15,
     2008      $524,873,000  $275,000,000 (a)       2008       +62.5       2

    (a) See Offer to Purchase for specifics.

 The principal amount of securities to be purchased through the Maximum Tender Offers will, in the case of the 6.125 percent Notes due March 15, 2007 be equal to the lesser of (i) $300 million and (ii) the difference between $500 million and the principal amount of securities purchased through the Any and All Offers, and in the case of the 5.950 percent Notes due Nov. 1, 2008, be equal to the lesser of (x) $275 million and (y) the difference between $500 million and the principal amount of securities purchased through the Any and All Offers and the principal amount of 6.125 percent Notes due March 15, 2007 accepted for purchase by the Company.

The Any and All Offers are scheduled to expire at 5:00p.m., New York City time, on Dec. 1, 2005, unless extended.

The Maximum Tender Offers are scheduled to expire at 12:00 midnight, New York City time, on December 14, 2005, unless extended. Holders of securities subject to the Maximum Tender Offer must validly tender and not validly withdraw their securities on or before the early tender date, which is 5:00p.m., New York City time, on Dec. 1, 2005, unless extended, to receive the applicable full tender offer consideration. Holders of securities subject to the Maximum Tender Offer who validly tender their securities after the early tender date and on or before the Maximum Tender Offer expiration date will receive the applicable late tender offer consideration, which is the applicable full tender offer consideration minus $10 per $1,000 principal amount of notes tendered by such holder that are accepted for purchase. Holders of securities subject to the Maximum Tender Offer who validly tender their securities on or before the early tender date may not withdraw their securities after the early tender date except in the limited circumstances described fully in the Offer to Purchase. Holders of the securities subject to the Maximum Tender Offer who validly tender their securities after the early tender date but on or before the Maximum Tender Offer expiration date may not withdraw their securities except in the limited circumstances described in the Offer to Purchase.

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The applicable full tender offer consideration for each of the $1,000 principal amount of securities tendered and accepted for payment pursuant to the Any and All Offers and the Maximum Tender Offers will be determined in the manner described in the Offer to Purchase by reference to a fixed spread specified for such securities over the yield based on the bid-side price of the applicable U.S. Treasury Security specified on the cover page of the Offer to Purchase, as calculated by the Dealer Managers for the tender offers, at 2:00 p.m. New York City time on Nov. 29, 2005.

In addition to any consideration received, Holders who tender securities will be paid any accrued and unpaid interest calculated up to and not including the applicable settlement date. The settlement date for the Any and All Offers is expected to be Dec. 2, 2005 and the settlement date for the Maximum Tender Offers is expected to be Dec. 15, 2005.

JPMorgan Securities Inc. and Banc of America Securities LLC are the dealer managers for the offers. Deutsche Bank Securities, Inc. is the co-dealer manager for the offers. Global Bondholder Services Corporation is the Depositary and Information Agent. This news release is neither an offer to purchase nor a solicitation of an offer to sell the securities. The offers are made only by the Offer to Purchase dated as of today's date, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact JPMorgan toll free at (866) 834-4666 or collect at (212) 834-4077, Attn. Liability Management Group or Banc of America Securities LLC toll free at (866) 475-9886 or collect at (704) 386-3244, Attn. Liability Management Group. Requests for documents should be directed to Global Bondholder Services Corporation toll free at (866) 804-2200 or collect at
(212) 430-3774.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at: http://www.weyerhaeuser.com.

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  November 16, 2005
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